UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 2, 2018

W. P. Carey Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13779	45-4549771
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 2, 2018, W. P. Carey Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities plc, Merrill Lynch International, and Wells Fargo Securities International Limited, as representatives of the several underwriters listed in Schedule 1 to the Underwriting Agreement (collectively, the “Underwriters”), in connection with the public offering (the “Offering”) of €500 million aggregate principal amount of 2.250% Senior Notes due 2026 (the “Senior Notes”), issued by WPC Eurobond B.V., a wholly-owned subsidiary of the Company (the “Issuer”), and fully, unconditionally and irrevocably guaranteed by the Company (the “Guarantee”; together with the Senior Notes, the “Securities”). The Offering is expected to settle on October 9, 2018, subject to customary closing conditions. The Offering is being made pursuant to (i) the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-214510) filed with the Securities and Exchange Commission on November 8, 2016, (ii) a preliminary prospectus supplement relating to the Securities, dated as of October 2, 2018, and (iii) a final prospectus supplement relating to the Securities, dated as of October 4, 2018.

The Company intends to use the net proceeds from the Offering for general corporate purposes, including reducing amounts outstanding under its unsecured revolving credit facility.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, as well as certain customary indemnification provisions with respect to the Company and the Underwriters relating to certain losses or damages arising out of or in connection with the consummation of the Offering.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is being filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.                                        Other Events.

On October 2, 2018, the Company issued a press release relating to the pricing of the Securities. The foregoing description is qualified in its entirety by reference to pricing press release, which is attached hereto as Exhibit 99.1, and incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

On June 17, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corporate Property Associates 17 — Global Incorporated (“CPA:17”), CPA17 Merger Sub LLC, an indirect subsidiary of W. P. Carey (“Merger Sub”), and, for the limited purposes set forth therein, Carey Asset Management Corp., W. P. Carey & Co. B.V. and W. P. Carey Holdings, LLC, each an indirect subsidiary of W. P. Carey, and CPA: 17 Limited Partnership, pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, CPA:17 will merge with and into Merger Sub, with Merger Sub surviving the merger as an indirect wholly-owned subsidiary of W. P. Carey (the “Merger”).

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding: our ability to refinance mortgage debt with unsecured bonds; capital markets; our ability to sell shares under our “at-the-market” program and the use of proceeds from that program; tenant credit quality; the general economic outlook; our corporate strategy; our capital structure; our portfolio lease terms; our international exposure and acquisition volume; our expectations about tenant bankruptcies and interest coverage; statements regarding estimated or future economic performance and results, including our underlying assumptions, occupancy rate, credit ratings, and possible new acquisitions and dispositions; statements that we make regarding our ability to remain qualified for taxation as a real estate investment trust; the impact of recently issued accounting pronouncements, the Tax Cuts and Jobs Act in the United States adopted in 2017, and other regulatory activity, such as the General Data Protection Regulation in the European Union or other data privacy initiatives; our existing or future leverage and debt service obligations; our projected assets under management; our future financing transactions; and our plans to fund our future liquidity needs.

These statements are based on the current expectations of our management. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect our future results, performance, achievements, or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in our filings with the Securities and Exchange Commission, or the SEC from time to time, including, but not limited to those described in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 23, 2018. Moreover, because we operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this presentation, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, we do not undertake to revise or update any forward-looking statements.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. W. P. Carey has filed a Registration Statement on Form S-4 and mailed the Joint Proxy Statement/Prospectus and other relevant documents to its security holders in connection with the proposed Merger on or around September 4, 2018.

WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY W. P. CAREY AND CPA:17 IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA:17 AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA:17’s website (http://www.cpa17global.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA:17 with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 3, 2018 in connection with its 2018 annual meeting of stockholders, and information regarding CPA:17’s directors and executive officers is available in its proxy statement filed with the SEC by CPA:17 on April 20, 2018 in connection with its 2018 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1

Underwriting Agreement dated October 2, 2018, by and among W. P. Carey Inc., WPC Eurobond B.V., J.P. Morgan Securities plc, Merrill Lynch International, and Wells Fargo Securities International Limited, as representatives of the several underwriters listed in Schedule 1 thereto.

99.1	Pricing Press Release dated October 2, 2018, issued by W. P. Carey Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 4, 2018

W. P. Carey Inc.

	By:	/s/ ToniAnn Sanzone
ToniAnn Sanzone
Chief Financial Officer